Forward Air Appoints Five Independent, Highly Qualified Directors to the Board

Enters into Cooperation Agreement with Ancora

GREENEVILLE, Tenn. – March 15, 2021 – Forward Air Corporation (NASDAQ: FWRD) (“Forward Air” or “the Company”) today announced that it has appointed five independent and highly qualified directors to its Board of Directors (the “Board”) in connection with an agreement with Ancora Holdings, Inc. (together with its affiliates, “Ancora”), a significant shareholder which currently owns approximately 6.4% of the Company’s outstanding shares. George Mayes, Chitra Nayak, Scott Niswonger, Javier Polit and Richard Roberts will join the Board, effective immediately, and will stand for election at the Company’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”). The Company has established March 24, 2021 as the record date for shareholders entitled to vote at the Annual Meeting, which will be held on May 19, 2021. These individuals bring substantial experience across operations, finance and technology to a meaningfully refreshed Board.

In connection with the appointments of Ancora’s designees, Mr. Niswonger and Mr. Roberts, Ancora also endorsed the new directors identified by Forward Air. In addition, Forward Air has entered into a consulting agreement with Andrew C. Clarke, former Chief Financial Officer of Forward Air.

The Company also announced that John Langley Jr. and Gil West will not stand for re-election at the Annual Meeting. Following the Annual Meeting, the Board will comprise 13 directors, 12 of whom are independent and nine of whom will have joined the Board in the last four years.

“We are pleased to welcome this group of outstanding directors to the Forward Air Board at this important time for the Company,” said Tom Schmitt, Chairman, President and CEO. “With these appointments, our Board reflects our strong commitment to refreshment and best-in-class governance. We are eager to benefit from the diverse insights and significant expertise of our new directors as we work to build on our momentum. In determining the skill sets that would be most additive to our Board, we strove to reflect operations, disruptive technology and commercial acumen. Our new directors are a bullseye match at a world-class level.”

Mr. Schmitt continued, “The constructive engagement between the Company and Ancora during the last few months will benefit the long-term interests of our shareholders. As we emerge from the pandemic a stronger company with enhanced offerings and service, we are confident in our ability to deliver long-term shareholder value. Finally, I would also like to thank John and Gil for their years of dedicated service on the Board. Without their tremendous contributions, we would not be in the strong position that we are today.”

“On behalf of the entire Board, I would like to express our gratitude to distinguished directors John and Gil for their commitment and positive impact on Forward Air,” said R. Craig Carlock, Lead Independent Director.

Fred DiSanto, Chairman and Chief Executive Officer of Ancora, said, “We are pleased to have worked constructively with the Board and management team to reach this agreement to strengthen the Board, which we believe will help enhance value for shareholders. We appreciate the thoughtful dialogue with Tom and the Board as we worked together to ensure Forward Air is best positioned for the future.”

Pursuant to the agreement, Ancora has agreed to withdraw its director nominations previously submitted to the Company and support the Board’s full slate of directors at the Annual Meeting. In addition, Ancora has agreed to customary standstill, voting and other provisions. The complete agreement will be filed on Form 8-K with the U.S. Securities and Exchange Commission.

Morgan Stanley & Co. LLC is serving as financial advisor to Forward Air and Cravath, Swaine & Moore LLP is serving as Forward Air’s legal advisor.

Olshan Frome Wolosky LLP is serving as Ancora’s legal advisor.

About George Mayes
George S. Mayes, 62, currently serves as Founder and Chief Executive Officer for LeanVue, LLC, which provides strategic analysis for global supply chain design and strategy development for managing complex global supply webs. From 2013 – 2015, Mr. Mayes was Chief Operating Officer for Diebold, Inc., a global leader in automated teller machine manufacturing and service. He was selected to serve as interim Chief Executive Officer in 2013. From 2005 – 2012, Mr. Mayes held leadership roles in global operations and supply chain management at Diebold. Prior to that role, he was Chief Operating Officer for Tinnerman Palnut Engineered Products, LLC. He also served as Vice President of Manufacturing for Stanley Fastening Systems. Mr. Mayes is currently a board member for Stoneridge, Inc. Mr. Mayes served in the United States Army from 1980 – 1985. He holds a bachelor’s degree in Engineering from the United States Military Academy at West Point.

About Chitra Nayak
Chitra Nayak, 57, has more than 25 years of professional experience in Go-To-Market, general management and operations leadership roles at various companies. She currently serves as a board member at Invitae, a public high-growth genetics testing company, at Morneau Shepell, a tech-enabled HR services company, and at Intercom, a messaging platform company. She also advises startups on Go-To-Market. Most recently, Ms. Nayak was COO running Go-To-Market at Comfy, a real-estate tech startup. Prior to that role, she was COO at Funding Circle, an online SMB lending marketplace. From 2007 – 2015, she served as COO, Platform and SVP, Global Sales Development at Salesforce.com. Ms. Nayak has also held leadership roles at AAA, Charles Schwab and the Boston Consulting Group. Ms. Nayak has a passion for empowering women in the workplace. She is the cofounder of Neythri.org, which supports South Asian professional women. She was the cofounder of the Salesforce Women’s Network initiative and she co-created and taught an MBA class, "Women in Leadership", at California State University, East Bay. She writes extensively about leadership, about how to grow companies and about women in the workplace on LinkedIn. Ms. Nayak holds an MBA in General Management from Harvard Business School, an MS in Environmental Engineering from Cornell University and a BS in Engineering from the Indian Institute of Technology.

About Scott Niswonger
Scott M. Niswonger, 73, has a storied career in supply chain management and logistics. Mr. Niswonger founded Forward Air Corporation in 1990, which operated as the sister company of Landair Transport, Inc., a trucking, warehousing and supply chain management company that he founded in 1981. The companies were separated into two public entities in 1998. Mr. Niswonger retired as Chairman of Landair when it was acquired by Covenant Transportation Group, Inc. in 2018, a role he held since 1981. Mr. Niswonger served as Chief Executive Officer of Landair, from 1981 – 2003. He also served as Chairman and Chief Executive Officer of Forward Air, from 1990 – 2003 and 2005. Prior to that, Mr. Niswonger served as Vice President of Flying Tiger Lines Inc., a global cargo airline, from 1984 – 1986. Mr. Niswonger has served as independent director and member of the Nominating & Corporate Governance and Executive & Risk Committees of First Horizon National Corp. from 2011 – 2020. Mr. Niswonger also served on the Board of Directors of People’s Community Bank from 2003 – 2005. Mr. Niswonger is President and Founder of the Niswonger Foundation, a non-profit organization providing educational programs, scholarships and other charitable activities, and is the lead benefactor for the Niswonger Children’s Hospital. Mr. Niswonger holds a BSBA from Tusculum University, and an AD in Aviation Technology and an Honorary Doctorate in Technology from Purdue University. He is a certified airline transport pilot.

About Javier Polit
Javier Polit, 56, is an experienced Fortune 100 Chief Information Officer, with extensive experience across consumer goods, retail and financial services. Mr. Polit currently serves as Chief Information and Integrated Services Officer for Mondelez International (formerly Kraft Foods). From 2017 – 2020, he was Chief Information Officer for Procter & Gamble Company. Prior to that role, he served as Group Chief Information Officer for Coca Cola Bottling from 2007 – 2017 and as Global Director Customer Solutions, Business Intelligence and Distributions for the Coca Cola Company from 2003 – 2007. Mr. Polit was also Vice President, Global Corporate Systems for Office Depot and Vice President

Information Technology for NationsBank NA. He is currently a board member for Vista Equity Partners – QuickBase, Girls Who Code and Virtustream. He is also a member of the Board of Trustees at Quinnipiac University. Mr. Polit is a graduate of the Advanced Management program at Harvard Business School. He holds a Master of Science from Barry University, a Masters of International Management from Budapest University of Technology and Economics and a Masters in International Business Management from TiasNimbas Business School. He also holds an MBA from Purdue University and a bachelor’s degree in Business Administration from the University of Miami.

About Richard Roberts
Richard H. Roberts, 66, has served as a director of Miller Industries, Inc., since April 1994. In January 2011, Mr. Roberts was appointed to the position of Commissioner of the Department of Revenue of the State of Tennessee and served as Commissioner until December 2016. As Commissioner, Mr. Roberts streamlined the department’s operations, and initiated and oversaw the selection and implementation of a new comprehensive tax collection system. Mr. Roberts served as Senior Vice President and Secretary of Landair Transport, Inc. from July 1994 to April 2003, while serving as Senior Vice President, General Counsel and Secretary of Forward Air Corporation during the same time period. From May 1995 until May 2002, Mr. Roberts served as a director of Forward Air Corporation. Mr. Roberts also was a director of Landair Corporation from September 1998 until February 2003. Mr. Roberts entered the private practice of law in 1985 with Baker, Worthington, Crossley and Stansberry, Washington, D.C. and Nashville, Tennessee. Mr. Roberts brings a thorough and insightful perspective to a wide range of financial, regulatory and risk management issues.

About Forward Air Corporation

Forward Air is a leading asset-light freight and logistics company that provides services across the United States and Canada. We provide expedited less-than-truckload (“LTL”) services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals; final mile services, including delivery of heavy-bulky freight; truckload brokerage services, including dedicated fleet services, high-security and temperature-controlled logistics services; and intermodal first-and last-mile high-value drayage services both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. For more information, visit our website at www.forwardaircorp.com.

About Ancora Holdings, Inc.

Ancora Holdings, Inc. is an employee owned, Cleveland, Ohio based holding company which wholly owns four separate and distinct SEC Registered Investment Advisers and a broker dealer. Ancora Advisors LLC specializes in customized portfolio management for individual investors, high net worth investors, investment companies (mutual funds), and institutions such as pension/profit sharing plans, corporations, charitable & “Not-for Profit” organizations, and unions. Ancora Family Wealth Advisors, LLC is a leading, regional investment and wealth advisor managing assets on behalf families and high net-worth individuals. Ancora Alternatives LLC specializes in pooled investments (hedge funds/investment limited partnerships). Ancora Retirement Plan Advisors, Inc. specializes in providing non-discretionary investment guidance for small and midsize employer sponsored retirement plans. Inverness Securities, LLC is a FINRA registered Broker Dealer.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “expects” or similar expressions are intended to identify these forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-looking statements. These statements, which include, but are not limited to, statements regarding the expected benefit of the composition of the Board and our governance practices and Forward Air’s long-term value creation potential and its drivers, are based on Forward Air’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements, including the risks described in the “Risk Factors” section of our annual and quarterly reports filed with the Securities and Exchange Commission. For further information, please refer to Forward Air’s reports and filings with the Securities and Exchange Commission.

Further, any forward-looking statement made by us in this communication is based only on information currently available to us and speaks only as of the date on which it is made. Forward Air does not undertake any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from shareholders in respect of Forward Air’s 2021 Annual Meeting of Shareholders, Forward Air will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of proxy card. Details concerning the nominees of Forward Air’s Board of Directors for election at Forward Air’s 2021 Annual Meeting of Shareholders will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING FORWARD AIR’S PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT FORWARD AIR. Shareholders may obtain free copies of the proxy statement and other relevant documents that Forward Air files with the SEC on Forward Air’s website at https://ir.forwardaircorp.com or from the SEC’s website at www.sec.gov.

Participants in the Solicitation

Forward Air, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of Forward Air’s 2021 Annual Meeting of Shareholders. Information regarding certain of the directors and officers of Forward Air is contained in its proxy statement for the 2020 Annual Meeting of Shareholders which was filed with the SEC on March 31, 2020. To the extent holdings of Forward Air’s securities by directors or executive officers have changed since the amounts set forth in Forward Air’s 2020 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants and their respective interests, by security holdings or otherwise, will be included in Forward Air’s proxy statement and other relevant documents filed with the SEC in connection with Forward Air’s 2021 Annual Meeting of Shareholders.

For media inquiries, please contact:

Justin Moss
jmoss@forwardair.com
404-362-2472

OR

Michael J. Morris
mmorris@forwardair.com
404-362-8933

OR

Steve Frankel / Nick Lamplough
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

For investor inquiries, please contact:

Arthur Crozier / Gabrielle Wolf
Innisfree M&A Incorporated
212-750-5833